UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 19, 2016

(Date of earliest event reported: August 18, 2016)

UNITED HEALTH PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	814-00717	84-1517723
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10624 S. Eastern Ave., Ste. A209

Henderson, NV 89052

(Address of principal executive offices, zip code)

(877) 358-3444

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(1) Previous Independent Auditors

On August 18, 2016, our Board of Directors approved the dismissal of Rosenberg Rich Baker Berman & Company (referred to as RRBB) as our independent registered public accounting firm and the Company notified RRBB of its dismissal.

In connection with the audits of the years ended December 31, 2015 and 2014 and the subsequent interim periods through August 18, 2016, there were no disagreements with RRBB on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to RRBB's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. Similarly, none of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the time that RRBB was engaged as our independent registered accounting firm.

The audit reports of RRBB on the consolidated financial statements of United Health Products, Inc. as of and for the years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the opinions contained an explanatory paragraph regarding going concern.

(2) New Independent Accountants

Effective August 18, 2016, our Board of Directors approved the appointment of Pritchett Siler & Hardy, P.C. (referred to as Pritchett) as our independent registered public accounting firm. During the years ended December 31, 2015 and 2014 and through August 18, 2016, we did not nor did anyone acting on our behalf, consult Pritchett regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, or any reportable events described under Item 304(a)(2)(ii) of Regulation S-K.

We provided a copy of the above disclosures to RRBB and requested RRBB to provide us with a letter addressed to the Securities and Exchange Commission stating whether or not RRBB agrees with the disclosures. A copy of RRBB's letter, dated August 19, 2016 confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to the Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory arrangements of Certain Officers.

The Company reported that the Board of Directors accepted the resignation of John Capotorto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

The following exhibit is filed with this Form 8-K.

Number	Exhibit

16.1	Rosenberg Rich Baker Berman & Company dated August 19, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Health Products, Inc.

Dated: August 19, 2016	By:	/s/ Douglas Beplate
Douglas Beplate
Douglas Beplate, Chief Executive Officer

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